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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


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                                   FORM 8-K


                               -----------------

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934



                     January 13, 1999 (December 22, 1998)
               Date of Report (Date of Earliest Event Reported)



                              THE WMF GROUP LTD.
            (Exact name of registrant as specified in its charter)



         Delaware                      000-22567                 54-1647759
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(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
     of incorporation)                                      (Identification No.)



                             1593 Spring Hill Road
                                   Suite 400
                            Vienna, Virginia 22182
                   (Address of principal executive offices)



                                (703) 610-1400
             (Registrant's telephone number, including area code)



                                      N/A
         (former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

       During the weeks of December 21 and 28, 1998, The WMF Group, Inc. (the "Company") completed the following transactions:

       . Execution of a Fifth Amendment to Credit And Security Agreement dated December 22, 1998, by and among the Company, its subsidiaries and Residential Funding Corporation, Bank United and PNC Bank, N.A. pursuant to which the Company secured an extension and waiver of defaults on its bank warehouse lines and other credit facilities.

       . Sale of $16.7 million of a new class of non-voting convertible security to its principal shareholders, Demeter Holding Corporation ("Demeter"), Phemus Corporation ("Phemus") and Capricorn Investors II, L.P. ("Capricorn") The Company expects that these securities will be automatically converted into approximately 3.6 million shares of common stock on or before January 31, 1999, after the Company receives clearances from federal antitrust regulators. The Company has agreed to register the shares of common stock issuable upon such conversion for resale without restriction. As part of this transaction, Harvard Private Capital Holdings, Inc. (an affiliate of Demeter and Phemus) and Capricorn canceled warrants to purchase 1.2 million shares of common stock at an exercise price of $11.25.

       . Execution of a Standby Purchase Agreement among the Company, Demeter, Phemus and Capricorn, pursuant to which Demeter, Phemus and Capricorn have agreed to purchase up to 664,028 shares of common stock during the Company's previously announced rights offering, if such shares have not been purchased by other shareholders during the rights offering. The Company has agreed to register the 664,028 shares of common stock for resale without restriction.

       . Settlement of claims related to a loan commitment made by one of the Company's subsidiaries, WMF Capital Corp. Pursuant to the settlement, the Company, among other things, issued (A) a warrant to purchase 100,000 shares of common stock at an exercise price of $5.98125 and (B) a warrant to purchase 150,000 shares of common stock at an exercise price of $10.00 per share, and pledged 50,000 shares of the Company's common stock to secure certain obligations under the agreement. The Company has agreed to register the 250,000 shares of common stock issuable upon exercise of the warrants for resale without restriction.

       Material agreements relating to the above transactions are attached as Exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) EXHIBITS.

       The following exhibits are filed herewith:

       Exhibit No.                        Description
       -----------                        -----------

       3.1 Certificate of Designations, Preferences and Rights of Class A Non-Voting Convertible Preferred Stock



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     10.1          Registration Rights Agreement dated June 12, 1998, by and
                   among the Company, Harvard Private Capital Holdings, Inc. and Capricorn Investors II, L.P., as amended by the First Amendment to the Registration Rights Agreement, dated as of October 16, 1998, between the Company, Harvard Private Capital Holdings, Inc., Capricorn Investors II, L.P., Demeter Holdings Corporation and Phemus Corporation
     10.2 Standby Purchase Agreement dated as of October 16, 1998 by and among the Company, Demeter Holding Corporation, Phemus Corporation and Capricorn Investors II, L.P.
     10.3 Series 2 Warrant Agreement dated December 30, 1998, by and between the Company and [*] (1)
     10.4 Series 3 Warrant Agreement dated December 30, 1998, by and between the Company and [*] (1)
     10.5 Registration Rights Agreement dated December 30, 1998, by and between the Company and [*] (1)
     10.6 Stock Purchase Agreement dated as of October 16, 1998, by and among the Company, Harvard Private Capital Holdings, Inc., Demeter Holdings Corporation, Phemus Corporation and Capricorn Investors II, L.P.
     10.7 Fourth Amendment To Credit And Security Agreement dated November 15, 1998, by and among the Company, WMF Washington Mortgage Corp., WMF Huntoon, Paige Associates Limited, WMF Proctor, Ltd., The Robert C. Wilson Company, The Robert C. Wilson Company-Arizona, WMF Carbon Mesa Advisors, Inc., Residential Funding Corporation, Bank United and PNC Bank, N.A.
     10.8 Fifth Amendment To Credit And Security Agreement dated December 21, 1998, by and among the Company, WMF Washington Mortgage Corp., WMF Huntoon, Paige Associates Limited, WMF Proctor, Ltd., The Robert C. Wilson Company, The Robert C. Wilson Company-Arizona, WMF Carbon Mesa Advisors, Inc., Residential Funding Corporation, Bank United and PNC Bank, N.A.


 (1) The Company has requested confidential treatment for a portion of this document.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE WMF GROUP LTD.



Date: January 12, 1999             By: /s/ Michael D. Ketcham
                                      ----------------------------------------

                                   Name: Michael D. Ketcham

                                   Title: Chief Financial Officer and Treasurer
                                          (Principal Financial Officer)



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                                 EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------

3.1 Certificate of Designations, Preferences and Rights of Class A Non-Voting Convertible Preferred Stock
10.1 Registration Rights Agreement dated June 12, 1998, by and among the Company, Harvard Private Capital Holdings, Inc. and Capricorn Investors II, L.P., as amended by the First Amendment to the Registration Rights Agreement, dated as of October 16, 1998, between the Company, Harvard Private Capital Holdings, Inc., Capricorn Investors II, L.P., Demeter Holdings Corporation and Phemus Corporation
10.2 Standby Purchase Agreement dated as of October 16, 1998 by and among the Company, Demeter Holding Corporation, Phemus Corporation and Capricorn Investors II, L.P.
10.3 Series 2 Warrant Agreement dated December 30, 1998, by and between the Company and [*] (1)
10.4 Series 3 Warrant Agreement dated December 30, 1998, by and between the Company and [*] (1)
10.5 Registration Rights Agreement dated December 30, 1998, by and between the Company and [*] (1)
10.6 Stock Purchase Agreement dated as of October 16, 1998, by and among the Company, Harvard Private Capital Holdings, Inc., Demeter Holdings Corporation, Phemus Corporation and Capricorn Investors II, L.P.
10.7            Fourth Amendment To Credit And Security Agreement dated
                November 15, 1998, by and among the Company, WMF Washington Mortgage Corp., WMF Huntoon, Paige Associates Limited, WMF Proctor, Ltd., The Robert C. Wilson Company, The Robert C. Wilson Company-Arizona, WMF Carbon Mesa Advisors, Inc., Residential Funding Corporation, Bank United and PNC Bank, N.A.
10.8 Fifth Amendment To Credit And Security Agreement dated December 21, 1998, by and among the Company, WMF Washington Mortgage Corp., WMF Huntoon, Paige Associates Limited, WMF Proctor, Ltd., The Robert C. Wilson Company, The Robert C. Wilson Company-Arizona, WMF Carbon Mesa Advisors, Inc., Residential Funding Corporation, Bank United and PNC Bank, N.A.


(1) The Company has requested confidential treatment for a portion of this document.

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